Exhibit 21

NEWS LIMITED	Australia
3MMedia Pty. Limited	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
A.N. Investments Pty. Limited	Australia
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
Allied Press Limited	Papua New Guinea
Altowin S.A.	Belgium
atHome Group S.A.	Luxembourg
atHome International S.A.	Luxembourg
Australian Local Search Pty. Limited	Australia
AWKO Pty. Limited	Australia
Ayr Newspapers Pty. Limited	Australia
Brisbane Broncos Ltd	Australia
Cairns Digital Media Pty Ltd	Australia
Careerone Services Pty. Limited	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Nominees Pty. Limited	Australia
casa.it Srl	Italy
Central Coast Publications Pty. Limited	Australia
Chesterland Pty. Limited	Australia
Computer Paper Pty. Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Courier Newspaper Quest Pty Ltd	Australia
Cumberland Printers Pty. Limited	Australia
Davies Brothers Pty. Limited	Australia
Double Bay Newspapers Pty Ltd	Australia
Dragons Prow Pty Limited	Australia
Duvir Holdings Pty. Limited	Australia
EP Securities Pty. Limited	Australia
F.T.H. Properties Limited	Fiji
Fiji Times Limited	Fiji
Geelong Advertiser (Holdings) Pty. Limited	Australia
Geelong Newspapers Pty. Limited	Australia
General Newspapers Pty Ltd	Australia
Get Price Pty Ltd	Australia
Gold Coast Publications Pty. Limited	Australia
HomeGuru Pty Ltd.	Australia
Hub Online Global Pty. Ltd	Australia
HWT (N.S.W.) Pty. Limited	Australia
IPKO Pty. Limited	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Pty. Limited	Australia
Leader Associated Newspapers Pty. Limited	Australia
Leader Media Group Pty. Limited	Australia
League Merchandising Pty. Limited	Australia

Learning Seat Pty. Ltd.	Australia
Leteno Pty. Limited	Australia
Local Search Technologies Limited	Ireland
Lower Burdekin Newspaper Company Pty. Limited	Australia
Melbourne Storm Rugby League Club Limited	Australia
Messenger Press Proprietary Limited	Australia
Mirror Newspapers Pty. Limited	Australia
Moshtix Pty Ltd	Australia
N.Q.N. Investments Pty. Limited	Australia
NAH Finance Pty Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
New Upstairs Productions Limited	New Zealand
News (NAPI) Pty. Limited	Australia
News Australia Holdings Pty. Limited	Australia
News Australia Investments Pty Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Data Security Products Limited	Hong Kong
News Digital Media Pty Limited	Australia
News Finance (HK) Limited	Hong Kong
News Finance Pty.	Australia
News Group Holdings Pty. Limited	Australia
News Holdings Pty Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Magazines Pty. Limited	Australia
News Pay TV Pty. Limited	Australia
News Printing Limited	Hong Kong
News Publishers Holdings Pty. Limited	Australia
News Publishers Investments Pty. Limited	Australia
News QP Holdings Pty Limited	Australia
News Sports Programming Pty. Limited	Australia
News TV Magazines Pty. Limited	Australia
News U.S. Holdings Pty. Limited	Australia
Nine To Five (Aust) Pty Limited	Australia
Nine To Five (Holdings) Pty Limited	Australia
NL/HIA JV Pty Limited	Australia
Pacific Publications (Fiji) Limited	Fiji
Pay TV Management Pty Limited	Australia
Perth Print Pty. Limited	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Primedia Limited	Hong Kong
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
QP Ventures Pty. Limited	Australia
Queensland Newspapers Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
Quest Media Holdings Pty. Limited	Australia
REA Group Hong Kong Ltd	Hong Kong
REA Group Ltd	Australia

REA Italia Srl	Italy
Realestate.com.au Financial Services Pty Ltd	Australia
Realestate.com.au Pty Ltd	Australia
Rugby International Pty. Limited	Australia
SmartSource Marketing Limited	New Zealand
SmartSource Marketing Pty. Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Square Foot Limited	Hong Kong
SRC Holdings Limited	Cayman Islands
Standard Newspapers Pty. Limited	Australia
Star LLC Australia Pty. Limited	Australia
Suburban Publications Pty Limited	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
Terrace Investments Pty. Limited	Australia
The Cairns Post Proprietary Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
Times Publications Holdings Pty Limited	Australia
United Media Pty. Limited	Australia
Valimanda Pty. Limited	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty. Limited	Australia
Winston Investments Pty. Limited	Australia
NEWSCORP INVESTMENTS	United Kingdom
Admacroft Limited	United Kingdom
Canterpath Investments Limited	United Kingdom
Canterpath Limited	United Kingdom
Convoys Limited	United Kingdom
Convoys Pension Trustees Limited	United Kingdom
epartners UK Management Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Festival Records International Limited	United Kingdom
Fox Interactive Media UK Limited	United Kingdom
KIP Limited	United Kingdom
Lyntress Limited	United Kingdom
Milkround Holdings Limited	United Kingdom
Milkround Limited	United Kingdom
Milkround OnLine Ltd.	United Kingdom
Milkround.com Limited	United Kingdom
News (UK) Limited	United Kingdom
News 2026 Limited	United Kingdom
News 3003 Limited	United Kingdom
News 7007 Limited	United Kingdom
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News International (Advertisements) Limited	United Kingdom

News International Advertisements (Ireland) Limited	United Kingdom
News International Associated Services Limited	United Kingdom
News International Distribution Limited	United Kingdom
News International Holdings	United Kingdom
News International Limited	United Kingdom
News International Newspapers (Ireland) Limited	United Kingdom
News International Newspapers (Knowsley) Limited	United Kingdom
News International Newspapers (Scotland) Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News International Publishers Limited	United Kingdom
News International Supply Company Limited	United Kingdom
News International Television Investment Company Limited	United Kingdom
News Investments U.K. Limited	United States of America
News Magazines Plus Limited	United Kingdom
News Network Limited	United Kingdom
News of the World Limited	United Kingdom
News Offset Limited	United Kingdom
News Outdoor Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property One Limited	United Kingdom
News Property Three Limited	United Kingdom
News Property Two Limited	United Kingdom
News Retail Services Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News Times Holdings Limited	United Kingdom
News UK Nominees Limited	United Kingdom
Newscorp Finance Limited	Cayman Islands
Newscorp Preference Limited	Cayman Islands
Newsett Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
NGN Executive Pension Trustees Limited	United Kingdom
NGN Staff Pension Plan Trustees Limited	United Kingdom
NI Direct Limited	United Kingdom
NI Free Newspapers Limited	United Kingdom
NI Radio Limited	United Kingdom
NI Recruitment Holdings Limited	United Kingdom
NI Syndication Limited	United Kingdom
Ordinto Investments	United Kingdom
Radio Productions London Limited	United Kingdom
Satellite Marketing & Advertising Limited	United Kingdom
Secondpost Limited	United Kingdom
Secondpost.com Limited	United Kingdom
Sky Channel Limited	United Kingdom
Star Advertising Sales Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom

The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Times Newspapers Production Company Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Virginia Two Limited	United Kingdom
WorKazoo Limited	United Kingdom
Worldwide Learning Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Editora Harper & Row de Brazil Ltda.	Brazil
The Zondervan Corporation L.L.C.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (republica Dominicana) S.A	Dominican Republic
HARPERCOLLINS (UK)	United Kingdom
BookArmy Limited	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Collins Desktop Publishing Limited	New Zealand
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publishers) Limited	United Kingdom
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
Marshall Pickering Holdings Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PUBLISHING AUSTRALIA LIMITED	United States of America
Alesia Holdings, Inc.	United States of America
American Sky Broadcasting L.L.C.	United States of America
ASkyB Holdings, Inc.	United States of America
Austair, Inc.	United States of America
Australian Finance Company Inc.	United States of America
Balkan News Finance, Inc.	United States of America
Benevolus Holdings LLC	United States of America

Broadsystem Incorporated	United States of America
Bronx Times Reporter, Inc.	United States of America
BSkyB Holdco, Inc.	United States of America
Carlholt Investments US Sub, Inc.	United States of America
CAVAN PUBLICATIONS INCORPORATED	United States of America
Courier-Life, Inc.	United States of America
DLO Corp.	United States of America
EFL Licensing, Inc.	United States of America
epartners limited	United States of America
epartners L.L.C.	United States of America
Evergreen Trading Company L.L.C.	United States of America
FEG Holdings, Inc.	United States of America
Fox Acquisition Sub, Inc.	United States of America
Fox Studios East, Inc.	United States of America
Fox TV 10 Holdings, Inc.	United States of America
Fox, Inc.	United States of America
Genuine Internet, Inc.	United States of America
HEIKO, L.L.C.	United States of America
Heritage Broadcasting Group, Inc.	United States of America
Heritage GP, Inc.	United States of America
Heritage Media L.L.C.	United States of America
Heritage Media Management, Inc.	United States of America
Heritage Media Services L.L.C.	United States of America
HMI Broadcasting Corporation	United States of America
Karlholt US Sub, Inc.	United States of America
KIHT, Inc.	United States of America
LJL Corp.	United States of America
Murdoch Publications Incorporated	United States of America
NAHI Real Estate Corporation	United States of America
NAI Media International Inc.	United States of America
NAPI G.P. Corp.	United States of America
NAPI-TVGOS, Inc.	United States of America
NAPI/WNS, Inc.	United States of America
NDS Holdco, Inc.	United States of America
New STAR US Holdings Subsidiary, LLC	United States of America
News Advertising Sales Incorporated	United States of America
News Air, Inc.	United States of America
News America DTH Leasing, Inc.	United States of America
News America Holdings Incorporated	United States of America
News America Incorporated	United States of America
News America Magazines, Inc.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America
News America Publishing Incorporated	United States of America
News America Real Estate, Inc.	United States of America
News Asia Pacific Holdings Partnership	United States of America
News Asia Pacific Investments Partnership	United States of America
News Boston Realty Corp.	United States of America
News Bulgaria LLC	United States of America
News Bulgaria Television, LLC	United States of America
News Cayman 2000 Limited	Cayman Islands

News Cayman DTH (Mexico) Ltd.	Cayman Islands
News Cayman DTH Ltd.	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
News Community Newspapers Holdings, Inc.	United States of America
NEWS CORP EUROPE, LLC	United States of America
News Corp Star US LLC	United States of America
News Corporation (Asia) Ltd.	United States of America
News Corporation Europe & Asia, Inc.	United States of America
News Corporation Insurance Company, Inc.	United States of America
News Corporation Subsidiary, Inc.	United States of America
News Croatia Inc.	United States of America
News Delaware Corporation	United States of America
News DTH Argentina Holdings, Inc.	United States of America
News Florida LLC	United States of America
News Group Realty Corporation	United States of America
News Group/Times Newspapers U.K., Inc.	United States of America
News In-Flight Network Company	United States of America
News Limited of Australia, Inc.	United States of America
News Luxembourg Finance S.à r.l.	Luxembourg
News Marketing Canada Corp.	Canada
News NAPI Holdings, Inc.	United States of America
News Romania Inc.	United States of America
News Rotana Holdings LLC	United States of America
News Sports Programming, Inc.	United States of America
News T Investments, Inc.	United States of America
News/P+ Holdings, Inc.	United States of America
Newscorp Cayman International Limited	Cayman Islands
NP 2 Inc.	United States of America
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Omni Holdings, Inc.	United States of America
Queens Publishing Corp.	United States of America
Repaca, Inc.	United States of America
Ruby Newco LLC	United States of America
San Antonio Film Features, Inc.	United States of America
SGH Stream Sub, Inc.	United States of America
Sky Global Services, Inc.	United States of America
Sky Investments U.K., Inc.	United States of America
Smart Source Direct L.L.C.	United States of America
STAR CGS Holdings, LLC	United States of America
Star Sport GP, Inc.	United States of America
STAR US Holdings Subsidiary, LLC	United States of America
STAR US Holdings, Inc.	United States of America
Street Feed Holdings, Inc.	United States of America
Street Feed, LLC	United States of America
Supermarket Radio Network, Inc.	United States of America
TENC, Inc.	United States of America
The Express-News Corporation	United States of America
TI US Sub, Inc.	United States of America
WGH, Inc.	United States of America
WIL Music, Inc.	United States of America
World Printing Company, Inc.	United States of America
WVAI, Inc.	United States of America

DOW JONES & COMPANY, INC.	United States of America
Betten Financial News BV	Netherlands
DJBI, LLC	United States of America
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Business Interactive (U.K.) Limited	United Kingdom
Dow Jones Canada, Inc.	Canada
Dow Jones Cash Management, LLC	United States of America
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Distribution Malaysia SDN BHD	Malaysia
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International Advertising & Marketing Services, Inc.	United States of America
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Investment Holding Mauritius Limited	Mauritius
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Printing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones Ventures V, Inc.	United States of America
Dow Jones Ventures VII, Inc.	United States of America
Dow Jones WSJA Philippines, Inc.	Philippines
Dow Jones, L.P.	United States of America
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva (Hong Kong) Limited	Hong Kong
Factiva Business Information (Spain), S.L.	Spain
Factiva Finance LLC	United States of America
Factiva Limited	United Kingdom
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Generate Canada ULC	Canada
Generate, Inc.	United States of America
Hulbert Financial Digest, Inc.	United States of America
MarketWatch, Inc.	United States of America
Review Publishing Company Limited	Hong Kong

The Wall Street Journal Europe Holding, Inc.	United States of America
VentureOne Corporation	United States of America
Wall Street Journal Europe, SPRL	Belgium
Wall Street Journal India Publishing Private Limited	India
WSJ Commerce Solutions, Inc.	United States of America
DOW JONES LOCAL MEDIA GROUP, INC.	United States of America
DJLMG Pennsylvania Holdings, Inc.	United States of America
DJLMG Pennsylvania Management, Inc.	United States of America
Dow Jones LMG Massachusetts, Inc.	United States of America
Dow Jones LMG National Publishing, Inc.	United States of America
Dow Jones LMG Pennsylvania, L.P.	United States of America
Dow Jones LMG Stockton, Inc.	United States of America
Seacoast Newspapers, Inc.	United States of America
The Inquirer and Mirror, Inc.	United States of America
The Mail Tribune, Inc.	United States of America
The Nickel of Medford, Inc.	United States of America
STAR GROUP LIMITED	Cayman Islands
21st Century Holdings Limited	Hong Kong
Acetic Investments Ltd	Mauritius
All Satellite Broadcasting Company Limited	British Virgin Islands
All Satellite T.V. Equipment Company Limited	Hong Kong
Anurak Investments Ltd	Mauritius
Asia Productions Limited	Mauritius
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
Asianet Communications Limited	Hong Kong
Buzzer Investments Ltd	Mauritius
Cable Technology Asia Corporation	Philippines
Carlton Hall Ltd	Malaysia
Channel V Music Networks Limited Partnership	Hong Kong
CMC - News Asia Holdings Limited	British Virgin Islands
Content & Media Services Sdn Bhd.	Malaysia
Crombie International Ltd	Mauritius
Digiwave Infrastructure and Services Private Limited	India
Fast Plus Limited	British Virgin Islands
Festival Books & Associates Limited	Hong Kong
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	United Kingdom
Fortune Star Entertainment Limited	British Virgin Islands
FOX VENTURES KOREA YH	Korea, Republic of
Global Cricket Corporation PTE Limited	Singapore
Good Respond Limited	British Virgin Islands
Greenwich Investments Limited	Hong Kong
Hong Kong DTV Company Limited	Hong Kong
Indian Region Broadcasting Limited	Hong Kong
Indya.com Portal Private Limited	India
Kushmore Profits Limited	British Virgin Islands
Live Wire Programme Trading Company Private Limited	India
Media Assets (Cayman) Limited	Cayman Islands
Mulberry Investments Ltd	Mauritius
Network Digital Distribution Services FZ-LLC	United Arab Emirates
News Corporation (China) Limited	Hong Kong
News PD Investments (BVI) Limited	British Virgin Islands

Pine Hill Investments Private Ltd	Mauritius
PPV Movies & Content Private Limited	India
Precision Components Private Limited	India
Promised Result Limited	British Virgin Islands
Quazar Investments (Mauritius) Limited	Mauritius
Riddle Investments Ltd	Mauritius
Satellite Television Asian Region Limited	Hong Kong
SGL Entertainment Limited	British Virgin Islands
Sky Hill Enterprises Limited	Hong Kong
Spanish Investments Ltd	Mauritius
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands
Star (Taiwan) Limited	British Virgin Islands
Star CJ Home Shopping Company Limited	Mauritius
Star EKCS Cable Holding Company Limited	Cayman Islands
Star Entertainment Media Private Limited	India
STAR Group Regional (Thailand) Ltd	Thailand
STAR HS Ltd	Mauritius
Star India Private Limited	India
STAR International Holding (Thailand) Co., Ltd.	Thailand
Star International Movies Limited	British Virgin Islands
Star ISP Ltd	Mauritius
Star Middle East FZ-LLC	United Arab Emirates
Star News Broadcasting Limited	British Virgin Islands
Star Regional (SEA) Pte. Ltd	Singapore
Star SBIL Investment Limited	British Virgin Islands
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands
Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
SVJ Holding Limited	Mauritius
The News Corporation Limited Japan	Japan
Touch Tele Content (India) Private Limited	India
V Business (Thai) Limited	Thailand
vDotcom (Thailand) Company Limited	Thailand
Vdotcom Holdings Limited	Hong Kong
Vijay Television Private Limited	India
Xing Kong Chuan Mei Group Co., Ltd	British Virgin Islands
Yarraton Ltd	British Virgin Islands
NEWS CORP EUROPE, INC.	United States of America
Alliance Yapim Ltd	Turkey
Huzur Radyo Televizyon AS	Turkey

TV Inwestycje Spolka Z Organiczona Odpowiedzialnoscia	Poland
NEWS SECURITIES B.V.	Netherlands
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B.V.	Netherlands
Creative Networks International ( the Netherlands) B. V.	Netherlands
F.I.M. International B.V.	Netherlands
Fox Dutch Mobile B.V.	Netherlands
Fox Dutch Mobile Holdings C. V.	Netherlands
International Global Networks B.V.	Netherlands
News Adelaide Holdings B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Out of Home C.V.	Netherlands
News Securitie B.V.	Netherlands
News Television B.V.	Netherlands
Satellite Television Asian Region B.V.	Netherlands
STAR India Holdings B. V.	Netherlands
TV Romania B.V.	Netherlands
NEWS OUT OF HOME B.V.	Netherlands
“News Indoor”, Ltd.	Russia
“OMS”, Ltd.	Russia
Anzh LLC	Russia
Atma-News LLC	Ukraine
Consult Systems Limited	British Virgin Islands
Display LLC	Russia
European Outdoor Company Inc	British Virgin Islands
Expomedia LLC	Russia
Fregat LLC	Russia
Joint Stock Company “Advertising Center of Moscow Region”	Russia
Joint Stock Company Avtobaza “Svyaz”	Russia
Kiwi Services Limited	British Virgin Islands
Limited Liability Company “Almakor Underground”	Russia
Limited Liability Company “Krasnogorsk-Soyuz-Reklama”	Russia
Limited Liability Company “News Outdoor Rus”	Russia
Limited Liability Company “Outdoor Marketing”	Russia
Limited Liability Company “Publicity XXI”	Russia
Limited Liability Company “Rekart Media”	Russia
Limited Liability Company “APR City/TVD”	Russia
Limited Liability Company “Mars-Art”	Russia
Limited Liability Company “News Outdoor NN”	Russia
Limited Liability Company “SCREEN” (Ekran)	Russia
Limited Liability Company “Trinity Neon”	Russia
Limited Liability Company Primesite	Russia
LLC “North-West Factory”	Russia
LLC “PRESTIGE-SERVICE”	Russia
LLC Termotrans	Russia
Media Inform LLC	Russia
Media Support Services Limited	British Virgin Islands
Mercury Outdoor Displays Limited	British Virgin Islands
News Out of Home GmbH	Austria
News Outdoor BV	Netherlands

News Outdoor Czech Republic sro	Czech Republic
News Outdoor India Private Ltd	India
News Outdoor Poland SZOO	Poland
News Outdoor Romania SRL	Romania
News Outdoor Ukraine	Ukraine
Nizhnovreklama LLC	Russia
Northern Outdoor Displays Limited	British Virgin Islands
Outdoor LLC	Russia
Outdoor Media Management LLC	Russia
Outdoor Systems Limited	British Virgin Islands
Primesite Limited	British Virgin Islands
Rekart International Limited	British Virgin Islands
Rektime LLC	Russia
Rim NN LLC	Russia
Rosserv LLC	Russia
Scrope Trade & Finance S.A.	British Virgin Islands
Senrose Finance Limited	British Virgin Islands
Solvex Limited	British Virgin Islands
SV Outdoor	Ukraine
SV Technology	Ukraine
Tantum Inc	British Virgin Islands
Techno Stroy LLC	Russia
United Outdoor Holding Inc.	British Virgin Islands
Vector Design Associates Limited	Belize
Vivid Pink Limited	British Virgin Islands
Wild Plum Limited	British Virgin Islands
SKY ITALIA S.R.L.	Italy
Telecare S.r.l.	Italy
Telepiù S.r.l.	Italy
FOX ENTERTAINMENT GROUP, INC.	United States of America
12 Men of Xmas Productions, Inc.	United States of America
127 Service, Inc.	United States of America
18 Street Productions, Inc.	United States of America
19th Holdings Corporation	United States of America
21st Century Fox Film Corporation	United States of America
3 At The Goat Productions, LLC	United States of America
880 Productions Limited	New Zealand
99 Productions, Inc.	United States of America
A World of Productions, Inc.	United States of America
ACA2, Inc.	United States of America
AGY Service, Inc.	United States of America
Aldine Productions, LLC	United States of America
Alienator Films, Inc.	United States of America
America’s Prince Productions Ltd.	Canada
America’s Prince Productions, Inc.	United States of America
Angel Wings Productions, Inc.	United States of America
April Service, Inc.	United States of America
Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States of America
Askmen.com Solutions Canada Inc.	Canada
Auction Media Ventures, LLC	United States of America
AVP2 Productions, Inc.	United States of America
Baby Network Limited	United Kingdom
Bachelor Productions, Inc.	United States of America

Baja Holdings, Inc.	United States of America
Bazmark Film II Pty Limited	Australia
Bazmark Film Pty Limited	Australia
Beach House Pictures Pte Limited	Singapore
Because He Can Productions, Inc.	United States of America
BEL PR Productions, LLC	United States of America
BEL US Productions, LLC	United States of America
Bestmar Limited	United Kingdom
Bestmar Service, Inc.	United States of America
BHC Network Partner II, Inc.	United States of America
BHC Network Partner III, Inc.	United States of America
BHC Network Partner, Inc.	United States of America
BHC Properties, Inc.	United States of America
Big Ten Network Services, LLC	United States of America
Big Ten Network, LLC	United States of America
Bigyear Service, Inc.	United States of America
Blacktree Productions, LLC	United States of America
Blackus Productions, Inc.	United States of America
Blue Sky Studios, Inc.	United States of America
Bluebush Productions, LLC	United States of America
Camp Management Incorporated, S.A.	Dominican Republic
Can’t Can’t Productions, Inc.	United States of America
Cancat Productions Ltd.	Canada
Cannell Entertainment, Inc.	United States of America
CCI Television Productions, Inc.	United States of America
CCI Television, Inc.	United States of America
Centfox Film Ges.m.b.H	Austria
Channel Nature Limited	United Kingdom
Channel Network (UK) Limited	United Kingdom
Charing Cross Entertainment, Inc.	United States of America
Cheaper US Productions, Inc.	United States of America
Cheerleader Productions, Inc.	United States of America
Chuck B Productions Ltd.	Canada
Chuck B Productions, Inc.	United States of America
Cinemascope Products, Inc.	United States of America
Clearwater Entertainment, Inc.	United States of America
ClickDiario Network S.A. de CV	Mexico
ClickDiario Networks S.A.	Guatemala
CNI U.S., Inc.	United States of America
Conspiracy Fish Productions, Inc.	United States of America
Cotton Cage Productions, Inc.	United States of America
Crash, LLC	United States of America
Crota Service, Inc.	United States of America
Crowned Productions, Inc.	United States of America
D.A.W. Productions, Inc.	United States of America
D3US Productions, Inc.	United States of America
Daisy Entertainment, Inc.	United States of America
Dark Films Pty Limited	Australia
DAS Productions, Inc.	United States of America
DAT Productions, Inc.	United States of America
Dave Productions, Inc.	United States of America
Day John Died Productions, Inc.	United States of America
DD4C Productions Ltd.	Canada
DD4U Productions, Inc.	United States of America

De Luxe Laboratories Film Storage, Inc.	United States of America
Deal Done Productions, Inc.	United States of America
Deliberate Intent, Inc.	United States of America
Descent Service, Inc.	United States of America
DESS Service, Inc.	United States of America
Dice Productions, Inc.	United States of America
Diehar Service, Inc.	United States of America
Digital Leaseholds, Inc.	United States of America
Digital Ventures S.R.L.	Argentina
DOAW Service, Inc.	United States of America
Dolittle 5 Productions Ltd.	Canada
Dolittle 5 US Productions, Inc.	United States of America
Done One Productions, Inc.	United States of America
Done Service, Inc.	United States of America
Dotfox Newtorks Limited	United Kingdom
Dozen Canada Productions Ltd.	Canada
Drag Service, Inc.	United States of America
Dragonball US Productions, Inc.	United States of America
Drive-In Cinemas Limited	Kenya
Duets Productions, Inc.	United States of America
Earth Canada Productions Ltd.	Canada
Earth US Productions, Inc.	United States of America
Elektra Productions, Inc.	United States of America
Elephant Service, Inc.	United States of America
Elite Sports Limited	Gibraltar
Elling Productions, Inc.	United States of America
Elocom Mobile Entertainment GmbH	Germany
Emmett Street Films, Inc.	United States of America
End of Day Productions, Inc.	United States of America
Entretenimiento Práctico, S.R.L.	Argentina
Erag Service, Inc.	United States of America
Evergreen Television Production, Inc.	United States of America
F4 Productions, Inc.	United States of America
FA Productions, Inc.	United States of America
Family Forensics Productions, Inc.	United States of America
Family Productions, Inc.	United States of America
Fanfourtwo Productions, Inc.	United States of America
FBC Sub, Inc.	United States of America
Fever Pitch Productions, Inc.	United States of America
FF Quebec Productions Ltd.	Canada
FIC Portugal, Lda.	Portugal
FIM Development Corporation	United States of America
Final Stretch Productions, Inc.	United States of America
First Down Publications, Inc.	United States of America
FLAC Worldwide L.L.C.	United States of America
Flashlight 21, Inc.	United States of America
Flekprod, LLC	United States of America
Flektor, Inc.	United States of America
FMD Germany Holdings GmbH	Germany
FMD Netherlands B.V.	Netherlands
FNB Ventures, LLC	United States of America
Footsteps Productions, Inc.	United States of America
Four Star Entertainment Corp.	United States of America
Four Star International, Inc.	United States of America

Fox 21, Inc.	United States of America
Fox Animation Los Angeles, Inc.	United States of America
Fox Animation Studios, Inc.	United States of America
Fox AU Productions, Inc.	United States of America
Fox Audience Network, Inc.	United States of America
Fox Australia Investments Pty Limited	Australia
Fox Australia Pty Limited	Australia
Fox B10 Channel Partner, Inc.	United States of America
Fox Baseball Holdings, Inc.	United States of America
Fox Boston Land Holdings, Inc.	United States of America
Fox Boston Land LLC	United States of America
Fox Boston Seaport Land LLC	United States of America
Fox Broadcasting Company	United States of America
Fox Broadcasting India, Inc.	United States of America
Fox Broadcasting Sub, Inc.	United States of America
Fox BSB Holdco, Inc.	United States of America
Fox Cable Network Services, LLC	United States of America
Fox Cable Networks, Inc.	United States of America
Fox Cable Ventures, Inc.	United States of America
Fox Center Productions, Inc.	United States of America
Fox Channels (India) Private Limited	India
Fox Channels Colombia Ltda.	Colombia
Fox Channels France SAA	France
Fox Channels Japan, Inc.	United States of America
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States of America
Fox College Sports, Inc.	United States of America
Fox Daytime Prods., Inc.	United States of America
Fox Development Group, Inc.	United States of America
Fox Digital Enterprises, Inc.	United States of America
Fox Digital Entertainment, Inc.	United States of America
Fox Dome Holding Company, Inc.	United States of America
Fox East Productions, Inc.	United States of America
Fox Film de la Argentina S.A.	Argentina
Fox Film do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States of America
Fox Filmed Entertainment Australia Pty Limited	Australia
Fox Global Holdings, Inc.	United States of America
Fox Home Entertainment Limited	United Kingdom
Fox Home Entertainment Worldwide L.L.C.	United States of America
Fox IFL Partner, Inc.	United States of America
Fox Interactive Limited	United Kingdom
Fox Interactive Media (Mauritius) Limited	Mauritius
Fox Interactive Media Argentina S.R.L.	Argentina
Fox Interactive Media Australia Pty Limited	Australia
Fox Interactive Media Brasil Internet Ltda.	Brazil
Fox Interactive Media Canada ULC	Canada
Fox Interactive Media Denmark ApS	Denmark
Fox Interactive Media Finland Oy	Finland
Fox Interactive Media France S.A.R.L.	France
Fox Interactive Media Germany GmbH	Germany
Fox Interactive Media Holdings Canada, Inc.	United States of America
Fox Interactive Media India Private Limited	India
Fox Interactive Media Italy SRL	Italy

Fox Interactive Media Mexico Services, S. de R.L. de C.V.	Mexico
Fox Interactive Media Mexico, S. de R.L. de C.V.	Mexico
Fox Interactive Media Netherlands B.V.	Netherlands
Fox Interactive Media New Zealand Limited	New Zealand
Fox Interactive Media Norway AS	Norway
Fox Interactive Media Poland Sp.zo.o	Poland
Fox Interactive Media Spain S.L.	Spain
Fox Interactive Media Sweden AB	Sweden
Fox Interactive Media, Inc.	United States of America
Fox Interactive, Inc.	United States of America
Fox Interamericana S.A.	Mexico
Fox International Channels (France) SAS	France
Fox International Channels (Japan)	Japan
Fox International Channels (UK) Limited	United Kingdom
Fox International Channels (US) Inc.	United States of America
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels España S.L.U.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Germany GmbH	Germany
Fox International Channels Guatemala, Responsabilidad Limitada	Guatemala
Fox International Channels Italy S.r.l.	Italy
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Middle East FZ-LLC	United Arab Emirates
Fox International Channels Netherlands B.V.	Netherlands
Fox International Channels Netherlands Holding B.V.	Netherlands
Fox International Channels Poland Sp.zo.o.	Poland
Fox International Channels Switzerland GmbH	Switzerland
Fox International Channels Yapim Limited Sirketi	Turkey
Fox International Equity, Inc.	United States of America
Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International Productions (Germany) GmbH	Germany
Fox International Productions (Greater China) Limited	Hong Kong
Fox International Productions (HK) Limited	Hong Kong
Fox International Productions, Inc.	United States of America
Fox International, Inc.	United States of America
Fox Island Productions, Inc.	United States of America
Fox Japan Movie Channels, Inc.	United States of America
Fox Lane Productions, Inc.	United States of America
Fox LAPTV Holdings, Inc.	United States of America
Fox LAPTV II, SC	Uruguay
Fox LAPTV L.L.C.	United States of America
Fox Late Night Productions, Inc.	United States of America
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel SRL	Argentina
Fox Latin American Channel, Inc.	United States of America
Fox Latin American Channels (Chile) Limitada	Chile
Fox London Productions Limited	United Kingdom
Fox Look Corporation	United States of America
Fox Media Services Societe Anonyme	Greece
Fox Media Services, Inc.	United States of America
Fox Mobile Distribution (Thailand) Co., Ltd.	Thailand
Fox Mobile Distribution Asia Pacific Pte. Limited	Singapore
Fox Mobile Distribution Entretenimento do Brasil Ltda.	Brazil
Fox Mobile Distribution España, S.L.	Spain
Fox Mobile Distribution GmbH	Germany

Fox Mobile Distribution Netherlands B.V.	Netherlands
Fox Mobile Distribution, Inc.	United States of America
Fox Mobile Distribution, LLC	United States of America
Fox Mobile Entertainment, Inc.	United States of America
Fox Mobile Group, Inc.	United States of America
Fox Mobile Holdings GmbH & Co. KG	Germany
Fox Mobile Holdings, LLC	United States of America
Fox Mobile Services GmbH	Germany
Fox Mobile Studios, LLC	United States of America
Fox Moore Park Pty Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States of America
Fox Movie Channel, Inc.	United States of America
Fox Movietonews, Inc.	United States of America
Fox Music, Inc.	United States of America
Fox Net, Inc.	United States of America
Fox Networks Group, Inc.	United States of America
Fox News International, Inc.	United States of America
Fox News Network, LLC	United States of America
Fox News Productions, Inc.	United States of America
Fox News Service, Inc.	United States of America
Fox Nitetime Prods., Inc.	United States of America
Fox Optco, LLC	United States of America
Fox Partnership Investment Pty Limited	Australia
Fox Pay-Per-View Services, Inc.	United States of America
Fox Payroll Services, Inc.	United States of America
Fox Production Services Pty Limited	Australia
Fox Québec Productions Ltd.	Canada
Fox Reality Channel LLC	United States of America
Fox Records, Inc.	United States of America
Fox Searchlab, Inc.	United States of America
Fox Searchlight (UK) Limited	United Kingdom
Fox Searchlight Pictures, Inc.	United States of America
Fox Services, Inc.	United States of America
Fox Soccer Channel, LLC	United States of America
Fox Software, Inc.	United States of America
Fox Sports Arena, LLC	United States of America
Fox Sports Baseball Holdings, Inc.	United States of America
Fox Sports Interactive Media, LLC	United States of America
Fox Sports International B.V.	Netherlands
Fox Sports International Distribution Limited	Cayman Islands
Fox Sports International, Inc.	United States of America
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States of America
Fox Sports Net Bay Area Holdings, LLC	United States of America
Fox Sports Net Canada Holdings, LLC	United States of America
Fox Sports Net Chicago Holdings, LLC	United States of America
Fox Sports Net Detroit, LLC	United States of America
Fox Sports Net Distribution, LLC	United States of America
Fox Sports Net Florida, Inc.	United States of America
Fox Sports Net National Ad Sales Holdings II, LLC	United States of America
Fox Sports Net National Ad Sales Holdings, LLC	United States of America
Fox Sports Net North, LLC	United States of America
Fox Sports Net Ohio, LLC	United States of America
Fox Sports Net Pacific Holdings, Inc.	United States of America

Fox Sports Net West 2, LLC	United States of America
Fox Sports Net West, LLC	United States of America
Fox Sports Net, Inc.	United States of America
Fox Sports Productions, Inc.	United States of America
Fox Sports U.S. Distribution LLC	United States of America
Fox Sports World Middle East, LLC	United States of America
Fox Square Productions (Canada), Inc.	United States of America
Fox Square Productions, Inc.	United States of America
Fox Stations Sales, Inc.	United States of America
Fox Studios Australia Pty Limited	Australia
Fox Telco Holdings Ltd.	Cayman Islands
Fox Television Animation, Inc.	United States of America
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States of America
Fox Television Stations, Inc.	United States of America
Fox Television Studios Australia Pty Limited	Australia
Fox Television Studios France SAS	France
Fox Television Studios India Private Limited	India
Fox Television Studios Productions, Inc.	United States of America
Fox Television Studios, Inc.	United States of America
Fox Toma 1, LLC	United States of America
Fox Toronto Productions Ltd.	Canada
Fox Town Holdco, Inc.	United States of America
Fox Transactional TV, Inc.	United States of America
Fox Tunes, Inc.	United States of America
Fox UK Productions Limited	United Kingdom
Fox Unit Investment Pty Limited	Australia
Fox US Dutch Holdings, LLC	United States of America
Fox US Productions 1, Inc.	United States of America
Fox US Productions 2, Inc.	United States of America
Fox US Productions 3, Inc.	United States of America
Fox US Productions 4, Inc.	United States of America
Fox US Productions 5, Inc.	United States of America
Fox US Productions 6, Inc.	United States of America
Fox US Productions 7, Inc.	United States of America
Fox US Productions 8, Inc.	United States of America
Fox US Productions 9, Inc.	United States of America
Fox West Pictures, Inc.	United States of America
Fox World Enterprises, Inc.	United States of America
Fox World Productions, Inc.	United States of America
Fox World UK Limited	United Kingdom
Fox World Ventures Holland, Inc.	United States of America
Fox Worldwide Productions, Inc.	United States of America
Fox Worldwide Telecommunications L.L.C.	United States of America
Fox Worldwide Television L.L.C.	United States of America
Fox Worldwide Theatrical L.L.C.	United States of America
Fox-BRV Southern Sports Holdings, LLC	United States of America
Fox-Hulu Holdings, Inc.	United States of America
Fox-NGC (International) Holdings, Inc.	United States of America
Fox-NGC (US) Holdings, Inc.	United States of America
Fox/UTV Holdings, Inc.	United States of America
Foxfilmes Limitada	Portugal
FOXLAB, INC.	United States of America
Foxstar Productions, Inc.	United States of America

Foxtor Productions Ltd.	Canada
Foxvan Productions Ltd.	Canada
Foxvideo International Distribution, Inc.	United States of America
FoxVideo Limited	United Kingdom
Foxview, Inc.	United States of America
Foxwatch Productions, Inc.	United States of America
Fredco Property Holdings, Inc.	United States of America
FRSM Holdings, Inc.	United States of America
FRT Productions, Inc.	United States of America
FS Australia LLC	United States of America
FSI SPV, Inc.	United States of America
FSN Southern Holdings, Inc.	United States of America
FSO Productions, Inc.	United States of America
FTS Boston, Inc.	United States of America
FTS Investments, Inc.	United States of America
FTS Philadelphia, Inc.	United States of America
Fuel TV, Inc.	United States of America
Future Service, Inc.	United States of America
Fuzzy Puppet Productions, LLC	United States of America
FV Productions Ltd.	Canada
FVC Productions, Inc.	United States of America
FVU Productions Ltd.	Canada
FWA Productions, Inc.	United States of America
FX Networks, LLC	United States of America
FXT Productions Ltd.	Canada
Galaxy Way Finance Company, Inc.	United States of America
Galaxy Way Productions, Inc.	United States of America
GameSpy Industries, Inc.	United States of America
Gar 2 Service, Inc.	United States of America
Garfield US Productions, Inc.	United States of America
GATV Productions, Inc.	United States of America
Geek Productions, Inc.	United States of America
Gen Production Service, Inc.	United States of America
Genesis Video Entertainment, Inc.	United States of America
Georgetown Productions, Inc.	United States of America
Giant Bowling Pin Productions, Inc.	United States of America
Glee Touring, Inc.	United States of America
Glen Avenue Films, Inc.	United States of America
Glimpse of Hell Productions, Inc.	United States of America
Global Media Content LLC	United States of America
Gold Bid Limited	Mauritius
Gold Key Entertainment, Inc.	United States of America
Gone Fission, Inc.	United States of America
Good Ghouls, Inc.	United States of America
Greenleaves Productions, Inc.	United States of America
Gum Tree Productions Pty Limited	Australia
Harmon Cove Productions, Inc.	United States of America
Harsh Realm US Prodco, Inc.	United States of America
Heavenly Kingdom Films, Inc.	United States of America
HEC Holdco, Inc.	United States of America
Hedifam SRL	Argentina
Highgate Pictures, Inc.	United States of America
Highgate Productions, Inc.	United States of America
Hispano Foxfilm S.A.E.	Spain

Honk LLC	United States of America
Hornrim Productions, Inc.	United States of America
Hot Zone Productions, Inc.	United States of America
HP Integration, Inc.	United States of America
Human Animals Productions, Inc.	United States of America
Hurt Bert Productions, Inc.	United States of America
IGN Entertainment, Inc.	United States of America
iLove GmbH	Germany
iLike, Inc.	United States of America
ILY Service, Inc.	United States of America
Incine Distribuidora Cinematografica S.L.	Spain
Inked Productions, Inc.	United States of America
Intermix Holdings LLC	United States of America
Intermix Media, Inc.	United States of America
Intermix Network, LLC	United States of America
Interrogation Productions, Inc.	United States of America
Inversoa Walcosol SRL	Argentina
ISP Transponder LLC	United States of America
Jamba Digital Holdings GmbH & Co. KG	Germany
Jamba Mobilnye Razvlecheniya	Russia
Jamba Netherlands Mobile Holdings GP BV	Netherlands
John US Productions, Inc.	United States of America
Joyride US Productions, Inc.	United States of America
JR Canada Productions Ltd.	Canada
Just Wright Films, Inc.	United States of America
K-Ville Holdings LLC	United States of America
K-Ville Investments LLC	United States of America
K-Ville Productions LLC	United States of America
KCOP Television, Inc.	United States of America
KNSD License, Inc.	United States of America
Kronenberg Chronicles, Inc.	United States of America
kSolo, Inc.	United States of America
L.C. Holding Corp.	United States of America
LAPTV A Corporation	United States of America
LAPTV B Corporation	United States of America
LAPTV LLC	United States of America
Larchmont Productions, Inc.	United States of America
Latin America Finance Company, Inc.	Cayman Islands
Leap Off Productions, Inc.	United States of America
Learning Corporation of America	United States of America
Learning Corporation of America Films, Inc.	United States of America
Les Productions Fox-Europa S.A.	France
Lianella Productions, Inc.	United States of America
Liberty Productions, Inc.	United States of America
Library Holdings, Inc.	United States of America
Life of Pi Productions, Inc.	United States of America
Like Mike US Productions, Inc.	United States of America
Limited Liability Company “Fox Factual Channels”	Russia
Limited Liability Company “Fox International Holdings”	Russia
Limited Liability Company “Fox International Productions CIS”	Russia
Limited Liability Company “Fox Television Channels”	Russia
Limited Liability Company “Twentieth Century Fox CIS”	Russia
Live Forever Productions, Inc.	United States of America
Looking Glass Studios LLC	United States of America

Looks At Productions, Inc.	United States of America
Lop Service, Inc.	United States of America
Lorena Medienagentur GmbH	Germany
Low Life Holdings LLC	United States of America
Low Life Investments, L.L.C.	United States of America
Low Life Productions, L.L.C.	United States of America
Lunit Productions, Inc.	United States of America
Marone Service, Inc.	United States of America
Master Distribution Service, Inc.	United States of America
Max Service, Inc.	United States of America
Max US Productions, Inc.	United States of America
Meg-Max-Mart Productions, Inc.	United States of America
Millennium Canadian Productions East Ltd.	Canada
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	United States of America
Mirror Pictures Corporation	United States of America
Mirrors 2 Holding LLC	United States of America
Mirrors 2 Investment LLC	United States of America
Mirrors 2 Productions LLC	United States of America
Monet Lane Prods., Inc.	United States of America
Monty Two, Inc.	United States of America
Mooseport Productions, Inc.	United States of America
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States of America
Mr. Fantastic Ontario Productions Ltd.	Canada
MSA Telekomunikasyon Yayincilik Reklamcilik Sinema ve Muzik Eserleri	Turkey
Muddy Water Entetainment, Inc.	United States of America
Museum Canada Productions Ltd.	Canada
Museum US Productions, Inc.	United States of America
MVP Video Productions, Inc.	United States of America
My First Friend Productions, Inc.	United States of America
MyNetworkTV, Inc.	United States of America
MyNT Prods., Inc.	United States of America
MySpace Limited Liability Company	Russia
MySpace Music, LLC	United States of America
MySpace Records, Inc.	United States of America
MySpace Russia, LLC	United States of America
MySpace, Inc.	United States of America
NA Property Holdings, Inc.	United States of America
National Advertising Partners	United States of America
National Geographic Channel Denmark ApS	Denmark
National Sports Programming	United States of America
National Studios, Inc.	United States of America
Natural Blonde Films, Inc.	United States of America
Natural History New Zealand Limited	New Zealand
Netherlands Fox Film Corporation B.V.	Netherlands
Netherlands Mobile Holdings CV	Netherlands
Nevelet Service, Inc.	United States of America
New World Administration	United States of America
New World Animation, Ltd.	United States of America
New World Communications Group Incorporated	United States of America
New World Communications of Atlanta, Inc.	United States of America
New World Communications of Detroit, Inc.	United States of America
New World Communications of Tampa, Inc.	United States of America

New World Entertainment, Ltd.	United States of America
New World Pictures, Ltd.	United States of America
New World Television Incorporated	United States of America
New World Television Productions, Inc.	United States of America
New World Television Programming	United States of America
New World Video	United States of America
New World/Genesis Distribution	United States of America
Newincco 631 Limited	United Kingdom
News From The Edge, Inc.	United States of America
News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	United States of America
News-USDTV Holdings, Inc.	United States of America
Next Speed Hosting, LLC	United States of America
NF Productions, Inc.	United States of America
NGC (Netherlands) B.V.	Netherlands
NGC International (UK) Limited	United Kingdom
NGC Israel Limited Partnership	Israel
NGC Network (Australia) Pty Limited	Australia
NGC Network (India) Private Limited	India
NGC Network (Mauritius) Holding Ltd.	Mauritius
NGC Network Asia, LLC	United States of America
NGC Network Cayman Company Limited	Cayman Islands
NGC Network Europe, LLC	United States of America
NGC Network International, LLC	United States of America
NGC Network Korea Company Ltd.	Korea, Republic of
NGC Network Latin America, LLC	United States of America
NGC Network US, LLC	United States of America
NGC Overseas Holdings Limited	United Kingdom
NGC Productions Singapore Pte. Ltd.	Singapore
NGC UK Holdings Company Limited	United Kingdom
NGC UK Partnership	United Kingdom
NGCI Canada, Inc.	United States of America
Night Service, Inc.	United States of America
Norgould Inc.	United States of America
North Plains, LLC	United States of America
Northgate Productions, Inc.	United States of America
Notmax Service, Inc.	United States of America
Notor Service, Inc.	United States of America
NW Communications of Austin, Inc.	United States of America
NW Communications of Phoenix, Inc.	United States of America
NW Communications of San Diego, Inc.	United States of America
NW Communications of Texas, Inc.	United States of America
NW Management Incorporated	United States of America
NW Programs Incorporated	United States of America
NWC Acquisition Corporation	United States of America
NWC Holdings Corporation	United States of America
NWC Intermediate Holdings Corporation	United States of America
NWC Management Corporation	United States of America
NWC Sub I Holdings Corporation	United States of America
NWC Sub II Holdings Corporation	United States of America
NWCG Holdings Corporation	United States of America
NWE Holdings Corporation	United States of America
NWE Sub I Incorporated	United States of America
NWTV Intermediate Holdings Corporation	United States of America

Ohio Train Films, Inc.	United States of America
Ojom GmbH	Germany
Opt-in Group, LLC	United States of America
Oregon Television, Inc.	United States of America
Pacific 2.1 Entertainment Group, Inc.	United States of America
Palange Productions, Inc.	United States of America
Pamco International, Inc.	United States of America
Panoramic Productions, Inc.	United States of America
Partial Access Productions, Inc.	United States of America
Perja Service, Inc.	United States of America
Pico Films, Inc.	United States of America
Pinelands Broadcasting, Inc.	United States of America
Popular Productions, Inc.	United States of America
Predator Planet Films, Inc.	United States of America
Presentation Productions, Inc.	United States of America
President Video Limited	United Kingdom
Prime Network LLC	United States of America
Prime Time Media, Inc.	United States of America
Prison Break 2005-A, LLC	United States of America
Prison Break 2005-B, LLC	United States of America
Publication Collections Inc.	United States of America
PuntoFox Networks (BVI), Corp.	British Virgin Islands
Purpleleaf Productions, LLC	United States of America
Quickfast, Inc.	United States of America
R U The Girl Productions, Inc.	United States of America
Race Productions, Inc.	United States of America
Raekwon Productions, Inc.	United States of America
Rags Productions, Inc.	United States of America
Ramon Service, Inc.	United States of America
Ray Tracing Films, Inc.	United States of America
Real Estate TV Limited	United Kingdom
Redemption Productions, Inc.	United States of America
Redweed Productions, LLC	United States of America
Reef Dog Productions, Inc.	United States of America
Responsebase Marketing, LLC	United States of America
Reunite Productions, Inc.	United States of America
Rewind Music, Inc.	United States of America
Rites of Passion, Inc.	United States of America
Say It Isn’t So Productions, Inc.	United States of America
SC Productions, Inc.	United States of America
SCB Industry, LLC	United States of America
Schrodinger’s Cat Productions, Inc.	United States of America
SCI Sub I Incorporated	United States of America
SCI Subsidiary Corporation	United States of America
Scout Media, Inc.	United States of America
Scout Publishing, LLC	United States of America
Scout.com, LLC	United States of America
SCPI, Inc.	United States of America
Second Night Service, Inc.	United States of America
Seedling Productions, LLC	United States of America
Sentinel US Productions, Inc.	United States of America
Shadows Productions Limited	United Kingdom
Shoot The Horse Productions, Inc.	United States of America

Sidereus Technologies, Inc.	United States of America
Sin Eater Productions, Inc.	United States of America
Skyscraper Productions, Inc.	United States of America
Slingshot Holdings, Inc.	United States of America
Slingshot Labs Manager, LLC	United States of America
Slingshot Labs, Inc.	United States of America
Slingshot Labs, LLC	United States of America
Small Cages Productions, Inc.	United States of America
SOB Productions, Inc.	United States of America
Soundecode s.r.l.	Italy
Spectacle Productions, Inc.	United States of America
Speed Channel, Inc.	United States of America
SPL Global LLC	United States of America
Sports Geniuses, Inc.	United States of America
Sports Holding Inc.	United States of America
Sports One, LLC	United States of America
SportSouth Network II, LLC	United States of America
SportSouth Network, LLC	United States of America
Springwood Productions, Inc.	United States of America
Sprocket Music, Inc.	United States of America
Stars Avenue Productions, Inc.	United States of America
STF Productions, Inc.	United States of America
Stopher Productions, Inc.	United States of America
Strange World Productions, Inc.	United States of America
Strategic Data Corp.	United States of America
Street Films, Inc.	United States of America
Strike-A-Match Productions, Inc.	United States of America
Sun UK Service, Inc.	United States of America
Sunlease Films, Inc.	United States of America
Sunningdale Holdings, LLC	United States of America
Sunshine Network, Inc.	United States of America
Surgery Productions, Inc.	United States of America
TCF Canadian TV Enterprises, Inc.	United States of America
TCF Digital Holdings, Inc.	United States of America
TCF Distributing, Inc.	United States of America
TCF Eastern Europe, Inc.	United States of America
TCF Harsh Realm Productions, Inc.	United States of America
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF International Productions, Inc.	United States of America
TCF Music Publishing, Inc.	United States of America
TCF Speed II Productions, Inc.	United States of America
TCF Vancouver Productions Ltd.	Canada
TCFTV Canadian Productions, Inc.	United States of America
TCFTV Canadian Services, Inc.	United States of America
TCFTV CanPro II Inc.	Canada
TCFTV CanPro III Ltd.	Canada
TCFTV CanPro, Inc.	United States of America
TCFTV US Prodco #1, Inc.	United States of America
TCFTV US Prodco #10, Inc.	United States of America
TCFTV US Prodco #11, Inc.	United States of America
TCFTV US Prodco #12, Inc.	United States of America
TCFTV US Prodco #13, Inc.	United States of America
TCFTV US Prodco #14, Inc.	United States of America
TCFTV US Prodco #2, Inc.	United States of America

TCFTV US Prodco #3, Inc.	United States of America
TCFTV US Prodco #4, Inc.	United States of America
TCFTV US Prodco #5, Inc.	United States of America
TCFTV US Prodco #6, Inc.	United States of America
TCFTV US Prodco #7, Inc.	United States of America
TCFTV US Prodco #8, Inc.	United States of America
TCFTV US Prodco #9, Inc.	United States of America
TCFTV Van II Services Ltd.	Canada
TCFTV Van Services Ltd.	Canada
TCFTV Worldwide Productions, Inc.	United States of America
Telecolombia S.A.	Colombia
Tempco DNA Limited	United Kingdom
Terra Nova Productions Pty Limited	Australia
The Barn Productions, Inc.	United States of America
The British Movietonews Limited	United Kingdom
The Colony Productions, Inc.	United States of America
The Crying Box Productions Ltd.	Canada
The Fox Interactive Store, Inc.	United States of America
The Fox Store, Inc.	United States of America
The Gates Holdings LLC	United States of America
The Gates Investments LLC	United States of America
The Gates Productions LLC	United States of America
The Greenblatt Janollari Studio, Inc.	United States of America
The Killing Productions, Inc.	United States of America
The Test Productions, Inc.	United States of America
Three Sticks Productions, Inc.	United States of America
Tooth US Productions, Inc.	United States of America
Tournament of Greats, Inc.	United States of America
Transient Films, Inc.	United States of America
Trash Productions, Inc.	United States of America
Triple G Productions Ltd.	Canada
Triple G Productions, Inc.	United States of America
Troublecan Productions Ltd.	Canada
TV DocChannel UK Ltd.	United Kingdom
TVF II Productions, Inc.	United States of America
TVF Productions, Inc.	United States of America
TVM Productions, Inc.	United States of America
Twelve Mile Road Productions, Inc.	United States of America
Twentieth Century Fox BD+, LLC	United States of America
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States of America
Twentieth Century Fox Distributing Corporation	United States of America
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States of America
Twentieth Century Fox Film Corporation (Australia) Pty Limited	Australia
Twentieth Century Fox Film Corporation, Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico S.A.	Mexico
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films, S.A.	Panama

Twentieth Century Fox France, Inc.	United States of America
Twentieth Century Fox Holding (Mauritius) Limited	Mauritius
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty Limited	Australia
Twentieth Century Fox Home Entertainment BV	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Espana, S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States of America
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan K.K.	Japan
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States of America
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Middle East, Inc.	United States of America
Twentieth Century Fox Home Entertainment South Pacific Pty Limited	Australia
Twentieth Century Fox Import Corporation	United States of America
Twentieth Century Fox Inc., U.S.A.	United States of America
Twentieth Century Fox India, Inc.	United States of America
Twentieth Century Fox Inter-America, Inc.	United States of America
Twentieth Century Fox International Corporation	United States of America
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States of America
Twentieth Century Fox International Television Distribution, Inc.	United States of America
Twentieth Century Fox International Television, Inc.	United States of America
Twentieth Century Fox International Theatrical Distribution, Inc.	United States of America
Twentieth Century Fox Italy S.p.A. Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States of America
Twentieth Century Fox Japan, Inc.	United States of America
Twentieth Century Fox Korea, Inc.	Korea, Republic of
Twentieth Century Fox Licensing & Merchandising Limited	United Kingdom
Twentieth Century Fox Media, Inc.	United States of America
Twentieth Century Fox Merchandise Store, Inc.	United States of America
Twentieth Century Fox Norway AS	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pakistan, Inc.	United States of America
Twentieth Century Fox Pay Television (Australia) Pty Limited	Australia
Twentieth Century Fox Peruana S.A.	Peru
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox Studio Club	United States of America
Twentieth Century Fox Telecommunications International, Inc.	United States of America
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States of America
Twentieth Century Fox Titanic Productions, Inc.	United States of America
Twentieth Century Fox Trinidad Limited	Trinidad and Tobago
Twentieth Century Fox Worldwide Productions, Inc.	United States of America
Twentieth Century Fox, Puerto Rico Inc.	United States of America
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States of America
Twenty-First Century Film Corporation	United States of America
Twenty-First Century Fox Corporation	United States of America
Twenty-First Century Fox Film Company Limited	United Kingdom

Twenty-First Century Fox Italy S.r.l.	Italy
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States of America
Twenty-First Century Fox Varieties, Inc.	United States of America
Two Cents Inc.	United States of America
TX Productions, Inc.	United States of America
Under Pilot 07 Productions, Inc.	United States of America
United Entertainment Group, Inc.	United States of America
United Television Sales, Inc.	United States of America
Unmatched Service, Inc.	United States of America
Unstop Service, Inc.	United States of America
Upstairs Canada Productions Ltd.	Canada
Upstairs US Productions, Inc.	United States of America
Used Service, Inc.	United States of America
USFlicka Productions, Inc.	United States of America
USLaws, Inc.	United States of America
USSand Productions, Inc.	United States of America
USSun Productions, Inc.	United States of America
UST Productions, Inc.	United States of America
utarget Limited	United Kingdom
Utilisima LLC	United States of America
UTV of Baltimore, Inc.	United States of America
UTV of Orlando, Inc.	United States of America
UTV of San Francisco, Inc.	United States of America
Valley Glen Entertainment, Inc.	United States of America
Van Ness Films, Inc.	United States of America
Venue Merchandising, Inc.	United States of America
Verde River Productions, Inc.	United States of America
Very Imaginative Pictures, Inc.	United States of America
Virgin Booty Productions, Inc.	United States of America
Voyage S.A.S.	France
VRBW Productions, Inc.	United States of America
Watercooler Productions, Inc.	United States of America
WBRC and WGHP Television Corporation	United States of America
Wedron Silica Company	United States of America
West End Circle Studios, Inc.	United States of America
Westgate Productions, Inc.	United States of America
WFXT, Inc.	United States of America
WhatIfSports.com, Inc.	United States of America
Wilder s.r.l.	Italy
Wolf Service, Inc.	United States of America
Wolg Productions, Inc.	United States of America
Wolverine Films Pty Limited	Australia
World War III Productions, Inc.	United States of America
Woz Productions Limited	New Zealand
Wrong Turn Productions, Inc.	United States of America
Wrongturn 3 Productions, Inc.	United States of America
WWOR-TV, Inc.	United States of America
X-F Productions, Inc.	United States of America
X3US Productions, Inc.	United States of America
XM2 Productions, Inc.	United States of America
XM3 Service, Inc.	United States of America
Zonatel SAFI	Uruguay